UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported) December 21, 1998

                          (Exact name of registrant as
                                specified in its
                              charter) DST Systems,
                                      Inc.

                  (State or other    (Commission     (I.R.S. Employer
                  jurisdiction       File Number)   Identification No.)
                  of incorporation)
                      Delaware         1-14036          43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568

                                 Not Applicable

                   (Former name or former address, if changed
                              since last report.)

                                                               FORM 8-K
                                                           DST SYSTEMS, INC.
ITEM 1  CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
On December 21, 1998, USCS International, Inc., a Delaware corporation ("USCS"), became a wholly-owned subsidiary of Registrant as a result of a merger (the "Merger") of DST Acquisitions, Inc., a Delaware corporation and wholly-owned subsidiary of Registrant ("Acquisitions"), with and into USCS pursuant to an Agreement and Plan of Merger dated September 2, 1998 among Registrant, USCS and Acquisitions (the "Merger Agreement").

The Merger was effective on December 21, 1998 (the "Effective Time"). At that time, and in accordance with the Merger Agreement each share of the common stock of USCS, par value $.05 per share ("USCS Common Stock"), converted into the right to receive .62 of a share of the common stock of Registrant, par value $.01 per share ("DST Common Stock"). The shareholders of USCS immediately prior to the Effective Time are receiving approximately 13.8 million shares of DST Common Stock pursuant to the Merger. The USCS stockholders also have the right to receive cash in lieu of any fractional share interest in DST Common Stock based on the closing price of a share of DST Common Stock on the New York Stock Exchange on December 21, 1998, which was $59.75.

USCS is a leading global provider of customer management software and statement processing to the communications and other service industries. USCS' clients include providers of cable television, wireless and wire-line telephony, direct broadcast satellite, and utility services.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5 OTHER EVENTS Not applicable.

ITEM 6 RESIGNATIONS OF REGISTRANT'S DIRECTORS Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
(a)      Financial Statements of Business Acquired

Registrant incorporates by reference USCS' Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and USCS' Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998, June 30, 1998 and September 30, 1998 (Commission file no. 0-28268).

(b)      Pro Forma Financial Information

Registrant   incorporates   by  reference  the  unaudited  pro  forma  condensed
consolidated combined financial statements contained in the Registration Statement on Form S-4 (Registration No. 333-65127) as amended (the "Merger S-4") which became effective on November 20, 1998.

(c)      Exhibits

2 Agreement and Plan of Merger, dated September 2, 1998, by and among DST Systems, Inc., DST Acquisitions, Inc. and USCS International, Inc., which is attached as Appendix A to the Joint Proxy Statement-Prospectus contained in the Merger S-4 is hereby incorporated by reference as Exhibit 2 hereto.

23.1 Consent of PricewaterhouseCoopers LLP dated December 23, 1998 is attached hereto as Exhibit 23.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DST Systems, Inc.


                                    /s/ Robert C. Canfield
                                    Senior Vice President, General Counsel,
                                    Secretary

Date: December 23, 1998